UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 30, 2010

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO	84-0467208
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2-17039
(Commission File Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS	78752-1602
(Address of Principal Executive Offices)	(Zip code)

(512) 836-1010
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2010, National Western Life Insurance Company (“Company”) entered into a Master Services Agreement (attached hereto as Exhibit 10(cn)) with Flexible Architecture and Simplified Technology, Inc. (“FAST”) under which FAST is to provide information technology consulting, management and development services with respect to certain of the Company’s administrative systems. These services include project governance and best practices management, development of the Company’s proprietary policy administration and distribution management systems, implementation of a retail sales automation solution, and web and integration architecture consulting.

Item 9.01 Financial Statements and Exhibits

( d ) Exhibits

Exhibit No.	Description

10(cn)	Master Services Agreement between National Western
Life Insurance Company and Flexible Architecture and
Simplified Technology, Inc. dated March 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: March 31, 2010	By:	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

10(cn)	Master Services Agreement between National Western Life Insurance Company and Flexible Architecture and Simplified Technology, Inc. dated March 30, 2010